UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28283
                                               ---------

                Utah                                         87-0392000
    -------------------------------                      ------------------
    (State or other jurisdiction of                        (IRS Employer
    incorporation or organization)                       Identification No.)

    12885 HWY 183, STE 108-A, AUSTIN, TEXAS                   78750
    ---------------------------------------                 ----------
    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code   (512) 335-1494
                                                         --------------

ITEM 2. Acquisition or Disposition of Assets

         On May 29, 2002, DeMarco Energy Systems of America, Inc. (the "Company") completed a purchase of substantially all of the assets of Baker's Filter Services, Inc. ("BFS"), based in Waco, Texas. BFS sells, installs and provides monthly maintenance services on air filters in connection with heating and air conditioning systems used within commercial businesses. The Company purchased all of the assets and none of the liabilities of BFS. The purchase price was $150,000 cash. The source of funds for the purchase was a portion of the proceeds from the Company's March 26, 2002 sale of $1,000,000 of its 10% Secured Convertible Debentures to certain institutional investors.

A summary of the assets purchased is as follows:

    1.   Tools of the trade, trade fixtures and vehicles;
    2.   Office furniture, fixtures and leasehold improvements;
    3.   Computers and peripheral equipment;
    4.   Phone numbers utilized by the business as well as all phones;
    5.   Contracts currently held in the name of BFS;
    6. Customer Lists including all documentation related to existing, past and prospective customers;
    7.   Supplies and existing inventory of the business;
    8. All of BFS's rights, title and interest in the name "Baker's Filter Service" and any copyrights, trademarks and patent rights as well as any trade secret, confidential and proprietary information related to the business and
    9.   Goodwill associated with the business.

         The Company will initially maintain the BFS name, and will assume the filter sales, invoicing, accounts receivable and customer service at the Company's headquarters in Austin, Texas. The Company plans to expand this new segment of business by acquiring similar companies located in other geographic areas and franchising the air filter maintenance business for a percentage of sales to independent distributors who would handle the actual maintenance.

         Audited financial statements of BFS are not currently available and are not included in this filing. The Company will file an amendment to this Form 8-K within 60 days of this filing that will include the required financial statements.


ITEM 7 - EXHIBITS

         The following exhibits are attached and filed electronically herewith:

 Exhibit Number                  Name of Exhibit

    10.05                        Baker's Filter Service, Inc. Asset Purchase
                                 Agreement
     99.1                        Press Release dated June 11, 2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          (Registrant)   DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
                                         ---------------------------------------

                                   By:   /s/ Victor M. DeMarco
                                         -----------------------------
                                         Victor M. DeMarco, President/ Chief
                                         Operating Officer

Date:  June 14, 2002

 TABLE OF EXHIBITS

 Exhibit Number                  Name of Exhibit

    10.05                        Baker's Filter Service, Inc. Asset Purchase
                                 Agreement
     99.1                        Press Release dated June 11, 2002